Exhibit 3.117

CERTIFICATE OF FORMATION

OF

SULLIVAN EMPLOYMENT RESOURCES, LLC

1.	The name of the limited liability company is Sullivan Employment Resources, LLC.

2.	The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3.	This Certificate of Formation shall be effective immediately upon filing with the Secretary of State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of this 14th day of November, 2008.

By:	/s/ Edward L. Sullivan
Edward L. Sullivan Authorized Person

CERTIFICATE OF AMENDMENT

TO CERTIFICATE OF FORMATION OF

SULLIVAN EMPLOYMENT RESOURCES, LLC

1.	The name of the limited liability company is

Sullivan Employment Resources, LLC

2.	Article 1 of the Certificate of Formation of the limited liability company is hereby amended to read in its entirety as follows:

“The name of the limited liability company is Peabody Bear Run Employment Resources, LLC”

3.	This Certificate of Amendment shall be effective immediately upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this 19th day of November, 2008.

Midwest Coal Resources, LLC its Sole Member

By:	/s/ Kenneth L. Wagner
Kenneth L. Wagner Its: Assistant Secretary

CERTIFICATE OF AMENDMENT

TO CERTIFICATE OF FORMATION OF

PEABODY BEAR RUN EMPLOYMENT RESOURCES, LLC

The name of the limited liability company is:

Peabody Bear Run Employment Resources, LLC

2.	Article l of the Certificate of Formation of the limited liability company is hereby amended to read in its entirety as follows:

“The name of the limited liability company is Peabody Bear Run Services, LLC”

3.	This Certificate of Amendment shall be effective immediately upon filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this 10th day of December, 2008.

Peabody Midwest Services, LLC its Sole Member

By:	/s/ Kenneth L. Wagner
Kenneth L. Wagner Its: Assistant Secretary